                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 22

VGM SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                  [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you         DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a concentration in high-quality bonds. As of April 30, 45 percent of the Trust's long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Most of the AAA-rated bonds are insured securities, which are extremely liquid and have tended to provide safety of principal. These bonds, however, have tended to perform better when interest rates are falling, which was not the case for most of the period. Approximately 24 percent of long-term investments were rated AA or A, and 17 percent were rated BBB, the lowest credit rating Standard & Poor's assigns to bonds in the investment-grade category. In addition, 14 percent of long-term investments were rated below investment-grade or not rated.


[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term
   Investments as of April 30, 1997

AAA............................. 45.0%
AA.............................. 14.9%
A...............................  9.4%
BBB............................. 16.9%
BB.............................. 11.4%
Non-Rated.......................  2.4%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover during the period was minimal because market conditions offered few opportunities to add value over existing holdings. The average yield of bonds in the portfolio was higher than current market yields. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    We sold bonds that were priced at deep discounts with low yields, as well as par bonds that we believed had limited upside potential. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.) Purchases favored AAA-rated securities because of the tight credit spreads, and focused on industrial revenue and long-term housing bonds, which offer attractive yields and the potential to perform well in rising interest rate environments. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can

                                                         Continued on page three
be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We maintained the Trust's relatively short to neutral duration during this period. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling; portfolios with short durations have tended to perform better when rates are rising. During the early part of the period, when rates were declining, the Trust's slightly short duration hindered performance. Later, as rates rose, the Trust's duration had a positive impact on performance. At the end of the period, the Trust's duration stood at
7.64 years compared to 8.10 years for the Lehman Brothers Municipal Bond Index benchmark.

                           [DIVIDEND HISTORY CHART]

Six-month Dividend History
For the Period Ended April 30, 1997


                           Distribution per Share
Nov 1996.......................... $.0950
Dec 1996.......................... $.0875
Jan 1997.......................... $.0875
Feb 1997.......................... $.0875
Mar 1997.......................... $.0875
Apr 1997.......................... $.0875


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1997, the Van Kampen American Capital Trust for Investment Grade Municipals generated a total return at market price of -0.19 percent(1). The Trust offered a tax-exempt distribution rate of
6.89 percent(3), based on the closing common stock price of $15.25 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.77 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 7.00 percent discount to its net asset value of $16.39.
    As a result of the Trust's earnings decline, the Board of Trustees approved a decrease in its monthly dividend from $0.0950 to $0.0875 per common share, payable December 31, 1996.

                                                          Continued on page four

      TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*
                    Industrial Revenue................ 16.4%
                    General Purpose................... 16.0%
                    Health Care....................... 11.6%
                    Single-Family Housing............. 10.8%
                    Airport............................ 6.6%

                    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS
                           (NYSE TICKER SYMBOL--VGM)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........   (0.19%)
Six-month total return based on NAV(2)....................    2.07%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    6.89%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   10.77%

 SHARE VALUATIONS

Net asset value...........................................  $ 16.39
Closing common stock price................................  $15.250
Six-month high common stock price (12/02/96)..............  $16.000
Six-month low common stock price (12/17/96)...............  $14.750
Preferred share (Series A) rate(5)........................   3.750%
Preferred share (Series B) rate(5)........................   3.559%
Preferred share (Series C) rate(5)........................   3.668%
Preferred share (Series D) rate(5)........................   3.705%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  3.8%
$ 6,500   Birmingham, AL North Med Clinic Brd Rev Ser A
          Carraway Methodist Hosp (Prerefunded @
          01/01/01).......................................    7.500%   07/01/15  $  7,182,240
  8,600   Birmingham, AL North Med Clinic Brd Rev Ser B
          Carraway Methodist Hosp (Prerefunded @
          01/01/01).......................................    8.000    07/01/15     9,636,300
  4,000   Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj.........................    7.750    01/01/20     4,227,960
  4,250   Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj Ser A...................    6.500    09/01/25     4,276,520
  1,750   Huntsville-Madison Cnty, AL Arpt Auth Arpt
          Terminal Rev (MBIA Insd)........................    5.400    07/01/19     1,643,425
                                                                                 ------------
                                                                                   26,966,445
                                                                                 ------------
          ARKANSAS  1.9%
 12,500   Blytheville, AR Solid Waste Recycling & Swr
          Treatment Rev Nucor Corp Proj...................    6.900    12/01/21    13,185,250
                                                                                 ------------
          CALIFORNIA  5.5%
  1,435   Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj
          Ser A (FSA Insd)................................    5.000    09/01/27     1,282,187
  1,300   Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj
          Ser C (FSA Insd)................................    6.000    09/01/16     1,363,180
    635   California Edl Fac Auth Rev Univ of La Verne....    5.400    04/01/99       632,447
    670   California Edl Fac Auth Rev Univ of La Verne....    5.600    04/01/00       665,772
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (Embedded Cap) (AMBAC
          Insd)...........................................    6.000    07/01/27     2,019,260
  5,000   Desert Hosp Dist CA Hosp Rev Com Partn (FSA
          Insd)...........................................    6.392    07/28/20     5,209,550
 25,750   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A...............................        *    01/01/23     5,034,897
  4,000   Los Angeles, CA Convention & Exhibition Cent
          Auth Lease Rev Ser A Rfdg (MBIA Insd)...........    5.150    08/15/08     3,985,120
 13,765   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd) (c).......................................    6.000    07/01/06    14,641,418
  2,000   Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA
          Insd)...........................................    6.000    06/01/09     2,133,800
  2,000   Southern CA Pub Pwr Auth (FSA Insd).............    6.000    07/01/12     2,045,380
                                                                                 ------------
                                                                                   39,013,011
                                                                                 ------------
          COLORADO  4.6%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B................................    6.950    08/31/20     1,068,280
  1,000   Colorado Hsg Fin Auth Single Family Pgm Senior
          Ser B1..........................................    7.650    11/01/26     1,114,960
  2,500   Colorado Hsg Fin Auth Single Family Pgm Senior
          Ser B2..........................................    7.450    11/01/27     2,811,250
  7,000   Denver, CO City & Cnty Arpt Rev Ser A...........    8.500    11/15/23     7,916,930
  5,000   Denver, CO City & Cnty Arpt Rev Ser A...........    8.750    11/15/23     5,845,400
  7,915   Denver, CO City & Cnty Arpt Rev Ser A...........    8.000    11/15/25     8,761,984
  1,685   Meridian Metro Dist CO Rfdg.....................    7.000    12/01/00     1,774,642
  3,250   Meridian Metro Dist CO Rfdg.....................    7.500    12/01/11     3,554,493
                                                                                 ------------
                                                                                   32,847,939
                                                                                 ------------
          CONNECTICUT  0.3%
  2,000   Connecticut St Dev Auth Wtr Fac Rev Brdgeport
          Hydraulic.......................................    6.150    04/01/35     2,003,220
                                                                                 ------------

                                               See Notes to Financial Statements

  Par
Amount
 (000)                       Description                      Coupon     Maturity  Market Value
-----------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.2%
$ 1,600   District of Columbia Ser E (FSA Insd)...........    6.000%   06/01/13  $  1,616,208
                                                                                 ------------
          FLORIDA  1.8%
 16,490   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg
          (AMBAC Insd)....................................        *    10/01/26     2,730,414
  1,400   Florida St Dept Corrections Ctfs Partn
          Okeechobee Correctional (AMBAC Insd)............    6.250    03/01/15     1,466,360
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg..............    8.000    05/01/22     1,156,610
  2,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg.............    7.875    12/15/25     2,259,680
  2,000   Miami Beach, FL Wtr & Swr Rev (FSA Insd)........    5.375    09/01/15     1,949,780
  3,465   Reedy Creek Impt Dist FL Ser C (AMBAC Insd).....    4.750    06/01/15     3,055,264
                                                                                 ------------
                                                                                   12,618,108
                                                                                 ------------
          GEORGIA  1.4%
  3,150   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr
          Co Plant Vogtle Proj (MBIA Insd)................    6.350    05/01/19     3,237,381
  5,900   Municipal Elec Auth GA Spl Oblig 5th Crossover
          Ser Proj One (MBIA Insd)........................    6.500    01/01/17     6,538,911
                                                                                 ------------
                                                                                    9,776,292
                                                                                 ------------
          HAWAII  0.9%
  6,000   Hawaii St Arpt Sys Rev Ser 2 (MBIA Insd)........    6.750    07/01/21     6,388,500
                                                                                 ------------
          ILLINOIS  10.0%
  2,000   Chicago, IL Brd Ed Chicago Sch Reform (AMBAC
          Insd) (b).......................................    5.750    12/01/20     1,963,180
  4,865   Chicago, IL Cap Apprec (AMBAC Insd).............        *    07/01/16     1,479,009
  1,600   Chicago, IL Cent Pub Lib Ser A (AMBAC Insd).....    6.650    01/01/05     1,729,632
  1,800   Chicago, IL Cent Pub Lib Ser A (AMBAC Insd).....    6.700    01/01/06     1,960,542
  1,600   Chicago, IL Cent Pub Lib Ser B (AMBAC Insd).....    6.650    01/01/05     1,729,632
  1,400   Chicago, IL Cent Pub Lib Ser C (AMBAC Insd).....    6.650    01/01/05     1,513,428
  1,500   Chicago, IL Cent Pub Lib Ser C (AMBAC Insd).....    6.700    01/01/06     1,633,785
  7,000   Chicago, IL O'Hare Intl Arpt Rev Genl Arpt 2nd
          Lien Ser A (MBIA Insd)..........................    6.375    01/01/12     7,462,070
 13,645   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc.......................................    8.500    05/01/18    14,876,052
  3,600   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A..........................    8.850    05/01/18     4,005,252
  4,505   East Peoria, IL Ser C Rfdg......................    7.000    05/01/17     4,942,796
  3,285   Illinois Dev Fin Auth Rev Presbyterian Home Lake
          Proj B..........................................    6.300    09/01/22     3,385,324
  2,000   Illinois Edl Fac Auth Rev Lewis Univ............    6.100    10/01/16     1,987,440
  2,000   Illinois Hlth Fac Auth Rev Edward Hosp Assn
          Proj............................................    7.000    02/15/12     2,122,000
  1,900   Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
          C (FSA Insd)....................................    6.750    04/15/17     2,130,318
  1,000   Illinois Hlth Fac Auth Rev Highland Park Hosp
          Proj
          Ser A (MBIA Insd) (b)...........................    5.750    10/01/17       984,020
  2,000   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg............................................    6.000    11/15/10     2,008,540
  2,400   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
          Hlth Cent (Prerefunded @ 05/15/02)..............    7.250    05/15/22     2,690,808
  2,275   Illinois Hlth Fac Auth Rev South Suburban
          Hosp............................................    7,000    02/15/18     2,595,456

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                      Coupon     Maturity  Market Value
-----------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,475   Illinois Hlth Fac Auth Rev South Suburban Hosp
          (Prerefunded @ 02/15/02)..........................    7.000%   02/15/18  $  1,625,450
  3,185   Illinois Hsg Dev Auth Multi-Family Hsg Ser C......    7.400    07/01/23     3,318,547
  8,845   Metropolitan Pier & Expo Auth IL Dedicated St Tax
          Rev McCormick Pl Expansion Ser A (FGIC Insd)......        *    06/15/16     2,860,738
  1,400   Southern IL Univ Rev Hsg & Aux Fac Ser A Rfdg.....    6.750    04/01/12     1,516,396
                                                                                   ------------
                                                                                     70,520,415
                                                                                   ------------
          INDIANA  0.9%
  4,500   Indianapolis, IN Arpt Auth Rev Spl Fac Federal
          Express Corp Proj.................................    7.100    01/15/17     4,850,235
  1,600   Penn-Harris-Madison Cntys Multi-Sch Bldg Corp IN
          (FSA Insd)........................................    5.900    07/15/18     1,604,528
                                                                                   ------------
                                                                                      6,454,763
                                                                                   ------------
          IOWA  0.6%
  1,865   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts
          Proj A Rfdg (GNMA Collateralized).................    6.150    05/01/32     1,880,741
  2,375   Iowa Student Ln Liquidity Corp Rev Ser C..........    6.950    03/01/06     2,536,452
                                                                                   ------------
                                                                                      4,417,193
                                                                                   ------------
          KENTUCKY  3.9%
 10,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A..................................    7.500    02/01/20    10,748,200
 11,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A..................................    7.125    02/01/21    11,654,830
  1,500   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd) (b)..............    5.800    03/01/03     1,513,365
  1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd) (b)..............    6.200    03/01/08     1,026,610
  1,500   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd) (b)..............    6.250    03/01/09     1,535,550
  1,315   Kentucky Hsg Corp Hsg Rev Ser B (b)...............    6.250    07/01/28     1,324,889
                                                                                   ------------
                                                                                     27,803,444
                                                                                   ------------
          MAINE  2.1%
  2,650   Maine Muni Bd Bank Ser A Rfdg (MBIA Insd).........    5.800    11/01/20     2,628,164
  5,250   Maine St Hsg Auth Mtg Purch Ser D6................    7.250    11/15/19     5,471,078
  6,755   Maine St Hsg Auth Mtg Purch Ser D6................    7.250    11/15/22     7,050,396
                                                                                   ------------
                                                                                     15,149,638
                                                                                   ------------
          MARYLAND  0.7%
  4,925   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm 7th Ser.....................    7.300    04/01/25     5,201,785
                                                                                   ------------
          MASSACHUSETTS  2.8%
  2,975   Massachusetts Muni Wholesale Elec Co Pwr Supply
          Sys Rev Ser A (AMBAC Insd)........................    5.000    07/01/14     2,747,085
 12,685   Massachusetts St Cons Ln Ser D (Prerefunded @
          07/01/01).........................................    6.875    07/01/10    13,908,849
  2,410   Massachusetts St Hsg Fin Agy Residential Dev Ser C
          (FNMA Collateralized).............................    6.875    11/15/11     2,572,072
  1,000   Massachusetts St Wtr Res Auth Ser B (MBIA Insd)...    4.750    12/01/21       856,890
                                                                                   ------------
                                                                                     20,084,896
                                                                                   ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                      Coupon     Maturity  Market Value
-----------------------------------------------------------------------------------------------
          MICHIGAN  5.0%
$ 3,015   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1............................................        *    07/01/17  $    867,958
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1............................................        *    07/01/18       817,034
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1............................................        *    07/01/19       767,746
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1............................................        *    07/01/22       637,023
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1............................................        *    07/01/23       598,593
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1............................................        *    07/01/24       562,481
  8,015   Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
          (FSA Insd)........................................    6.875%   05/01/09     8,581,500
  2,000   Detroit, MI Sewage Disp Rev Ser B Rfdg (MBIA
          Insd).............................................    5.250    07/01/21     1,861,480
  3,500   Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
          Insd).............................................        *    06/01/15     1,229,235
  2,765   Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
          Insd).............................................        *    06/01/16       906,367
  2,500   Kalamazoo, MI Hosp Fin Auth Hosp Fac Rev Bronson
          Methodist Rfdg & Impt (MBIA Insd).................    5.875    05/15/26     2,499,925
 12,995   Michigan St Hosp Fin Auth Rev Sisters of Mercy
          Hlth Corp Ser J (Prerefunded @ 02/15/01)..........    7.000    02/15/21    14,226,796
  1,400   Portage Lake, MI Wtr & Swr Auth Ser 3 (Prerefunded
          @ 10/01/02).......................................    7.750    10/01/20     1,614,060
                                                                                   ------------
                                                                                     35,170,198
                                                                                   ------------
          MINNESOTA  0.4%
  2,800   Minnesota Agricultural & Econ Dev Brd Rev Hlthcare
          Sys Fairview Hosp Ser A (MBIA Insd)...............    5.750    11/15/26     2,754,948
                                                                                   ------------
          MISSISSIPPI  0.4%
  3,000   Medical Cent Edl Bldg Corp MS Rev Univ MS Med Cent
          Proj (MBIA Insd)..................................    5.900    12/01/23     3,005,250
                                                                                   ------------
          MISSOURI  1.3%
  7,800   Saint Louis, MO Indl Dev Auth Sewage & Solid Waste
          Disp Fac Rev Anheuser-Busch Proj..................    5.750    12/01/27     7,564,986
  1,500   University MO Hlth Fac Rev Hlth Svs Ser A (AMBAC
          Insd).............................................    5.600    11/01/26     1,467,165
                                                                                   ------------
                                                                                      9,032,151
                                                                                   ------------
          NEVADA  0.5%
  3,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd).................................    7.200    10/01/22     3,308,250
                                                                                   ------------
          NEW HAMPSHIRE  0.5%
  1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd) (b)............    6.300    05/01/22     1,020,690
  2,500   New Hampshire St Indl Dev Auth Rev Pollutn Ctl Pub
          Svcs Co of NH Proj Ser C..........................    7.650    05/01/21     2,561,900
                                                                                   ------------
                                                                                      3,582,590
                                                                                   ------------
          NEW JERSEY  7.0%
 11,000   Mercer Cnty, NJ Impt Auth Rev Solid Waste Ser A
          Rfdg (Prerefunded @ 05/15/97) (FGIC Insd) (c).....    6.700    04/01/13    11,013,420
 25,000   New Jersey Econ Dev Auth St Contract Econ Recovery
          (Embedded Cap) (MBIA Insd)........................    5.900    03/15/21    25,645,750
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)........................    6.000    07/01/06     2,131,120
 10,000   New Jersey St Hsg & Mtg Fin Agy Rev Hsg Ser A
          Rfdg..............................................    6.950    05/01/15    10,661,400
                                                                                   ------------
                                                                                     49,451,690
                                                                                   ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK  16.5%
$ 3,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd).....................................    5.625%   07/01/27  $  2,935,800
 12,155   Metropolitan Tran Auth NY Svcs Contract Commuter
          Fac Ser 5 Rfdg..................................    6.500    07/01/16    12,663,201
  1,740   New York City Ser A (Prerefunded @ 08/15/01)....    8.000    08/15/20     1,980,920
  2,500   New York City Ser A Rfdg........................    7.000    08/01/05     2,721,600
  3,000   New York City Ser A Rfdg........................    7.000    08/01/06     3,274,830
  5,000   New York City Ser A Rfdg........................    6.500    08/01/14     5,110,800
  2,900   New York City Ser C Rfdg........................    6.500    08/01/04     3,056,368
  2,180   New York City Ser C Subser C1...................    7.500    08/01/19     2,421,457
  6,320   New York City Ser C Subser C1 (Prerefunded @
          08/01/02) (c)...................................    7.500    08/01/19     7,181,922
  1,850   New York City Ser G.............................    5.875    10/15/14     1,803,658
  5,000   New York City Ser I.............................    6.000    04/15/12     4,975,450
 10,000   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Ridg (FSA Insd)......................    5.400    01/01/18     9,702,500
  2,500   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd).......................    5.500    05/15/25     2,394,975
 13,500   New York St Dorm Auth Rev City Univ Sys Ser C...    7.500    07/01/10    15,584,940
  2,000   New York St Dorm Auth Rev City Univ Sys Ser F...    5.000    07/01/20     1,716,660
  1,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A...............................................    5.625    05/15/13       965,670
  2,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A...............................................    5.375    05/15/16     1,830,580
  2,170   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A...........................................    5.750    08/15/10     2,144,003
  5,725   New York St Environmental Fac Corp Spl Oblig
          Riverbank State Park (Prerefunded @ 04/01/02)...    7.375    04/01/22     6,458,544
  5,000   New York St Hsg Fin Agy Svcs Contract Oblig Rev
          Ser A (Prerefunded @ 03/15/02)..................    7.375    09/15/21     5,619,900
  2,840   New York St Loc Govt Assistance Corp Ser E
          Rfdg............................................    6.000    04/01/14     2,958,258
  3,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd)..............................    6.750    08/15/14     3,261,090
  5,875   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)............    5.375    11/01/20     5,503,230
  2,500   New York St Mtg Agy Rev Homeowner Mtg Ser 54
          Rfdg............................................    6.200    10/01/26     2,507,700
  1,500   New York St Urban Dev Corp Rev Proj Cent for
          Indl Innovation Rfdg............................    5.500    01/01/13     1,444,245
  3,000   Port Auth NY & NJ Spl Oblig Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd) (b).................    5.750    12/01/22     2,934,960
  4,000   Port Auth NY & NJ Spl Oblig Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd) (b).................    5.750    12/01/25     3,903,880
                                                                                 ------------
                                                                                  117,057,141
                                                                                 ------------
          NORTH CAROLINA  3.7%
  5,000   North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser A Rfdg (MBIA Insd)..........................    5.700    01/01/13     4,983,150
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev Rfdg (MBIA Insd)............................    6.000    01/01/12    15,894,750

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          NORTH CAROLINA (CONTINUED)
$ 5,150   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev Rfdg (FSA Insd).............................    6.200%   01/01/18  $  5,328,705
                                                                                 ------------
                                                                                   26,206,605
                                                                                 ------------
          OHIO  0.4%
  1,980   Finneytown, OH Local Sch Dist (FGIC Insd).......    5.800    12/01/24     1,989,544
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Partnership Proj Rfdg (AMBAC Insd)..............    6.375    04/01/29     1,039,380
                                                                                 ------------
                                                                                    3,028,924
                                                                                 ------------
          OKLAHOMA  3.8%
 17,475   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc.............................................    7.375    12/01/20    18,543,596
  7,500   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc.............................................    7.600    12/01/30     8,065,650
                                                                                 ------------
                                                                                   26,609,246
                                                                                 ------------
          OREGON  1.5%
  7,670   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B...........................    6.875    07/01/28     8,128,819
  2,500   Oregon St Vets Welfare Ser 76A..................    6.050    10/01/28     2,519,775
                                                                                 ------------
                                                                                   10,648,594
                                                                                 ------------
          PENNSYLVANIA  4.3%
  2,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)...........................    6.625    01/01/22     2,614,575
  2,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
          Univ Pittsburgh Med Cent Sys (MBIA Insd)........    5.375    12/01/25     1,870,040
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
          Med Rfdg (FHA Gtd)..............................    7.000    08/01/22     4,268,760
  7,000   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
          Ctl Ser E Rfdg (MBIA Insd)......................    6.700    12/01/21     7,535,290
  1,000   Penn Hills, PA (FGIC Insd) (b)..................    5.900    12/01/17     1,004,240
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B.............................................    7.000    04/01/24     1,565,730
  3,000   Pennsylvania Hsg Fin Agy Single Family Ser
          56A.............................................    6.150    10/01/27     2,999,820
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Bryn Mawr College (MBIA Insd)..........    5.625    12/01/27       975,720
  6,000   Philadelphia, PA Gas Wks Rev Ser 14 (FSA
          Insd)...........................................    6.250    07/01/08     6,383,700
  1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
          Rev Temple Univ Hosp Ser A......................    6.500    11/15/08     1,050,110
                                                                                 ------------
                                                                                   30,267,985
                                                                                 ------------
          RHODE ISLAND  0.2%
  1,500   Rhode Island Depositors Econ Protn Corp Spl
          Oblig Ser A (Prerefunded @ 08/01/02)............    6.950    08/01/22     1,668,810
                                                                                 ------------
          SOUTH CAROLINA  0.4%
  2,700   Charleston Cnty, SC Solid Waste (MBIA Insd).....    6.000    01/01/14     2,784,645
                                                                                 ------------
          SOUTH DAKOTA  0.3%
  2,140   South Dakota Hsg Dev Auth Homeownership Mtg Ser
          C...............................................    7.300    05/01/24     2,214,001
                                                                                 ------------
          TENNESSEE  1.0%
  6,740   Memphis, TN Hlth Edl & Hsg Fac Brd Mtg Rev
          Edgewater Terr Rfdg (FHA Gtd)...................    7.375    01/20/27     7,151,410
                                                                                 ------------


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          TEXAS  2.3%
$ 9,790   Alliance Arpt Auth Inc TX Spl Fac Rev American
          Airls Inc Proj..................................    7.500%   12/01/29  $ 10,444,951
  2,000   Coastal Bend Hlth Fac Dev Corp TX Incarnate Word
          Hlth Svcs Ser A (FSA Insd)......................    6.000    11/15/22     2,007,740
  2,000   Houston, TX Arpt Sys Rev Spl Facs People Mover
          Ser A (FSA Insd)................................    5.375    07/15/12     1,908,860
  1,500   North Cent TX Hlth Fac Dev Hlth Fac C C Young
          Mem Proj........................................    6.300    02/15/15     1,507,755
                                                                                 ------------
                                                                                   15,869,306
                                                                                 ------------
          UTAH  1.5%
  2,500   Murray City, UT Hosp Rev Hlth Svc Inc Rfdg (MBIA
          Insd)...........................................    4.750    05/15/20     2,119,375
  2,500   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Embedded Cap)..................................    5.500    02/15/17     2,383,900
  1,110   Utah St Hsg Fin Agy Single Family Mtg Mezzanine
          Issue H1 (AMBAC Insd)...........................    6.000    07/01/12     1,125,607
  3,665   Utah St Hsg Fin Agy Single Family Mtg Ser A2
          (FHA Gtd).......................................    7.150    07/01/25     3,833,627
  1,060   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
          (FHA Gtd).......................................    7.100    07/01/14     1,103,449
                                                                                 ------------
                                                                                   10,565,958
                                                                                 ------------
          VIRGINIA  0.2%
  1,000   Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
          Henrico Cnty Regl Jail Proj.....................    7.125    08/01/21     1,126,780
                                                                                 ------------
          WASHINGTON  1.1%
  1,000   King Cnty, WA Ser B.............................    6.625    12/01/15     1,081,750
  1,145   King Cnty, WA Ser D.............................    5.750    12/01/11     1,150,027
  5,000   Washington St Pub Pwr Supply (FGIC Insd)........    6.875    07/01/17     5,482,400
                                                                                 ------------
                                                                                    7,714,177
                                                                                 ------------
          WEST VIRGINIA  2.7%
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)..........................    6.850    06/01/22     3,240,270
 15,000   West Virginia St Hsg Dev Fd Hsg Fin Ser B (FHA
          Gtd)............................................    7.200    11/01/20    15,746,250
                                                                                 ------------
                                                                                   18,986,520
                                                                                 ------------
          WISCONSIN  2.1%
  2,000   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd).......................        *    12/15/18       564,020
  1,750   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd).......................        *    12/15/19       467,512
  4,000   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd).......................    5.800    12/15/26     3,974,480
  9,465   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A...........................................    7.100    03/01/23     9,945,065
                                                                                 ------------
                                                                                   14,951,077
                                                                                 ------------
          WYOMING  0.7%
  1,500   Wyoming Cmnty Dev Auth Hsg Rev Ser 2 (b)........    6.350    06/01/29     1,509,960
  3,000   Wyoming Cmnty Dev Auth Hsg Rev Ser 4............    6.550    06/01/28     3,068,580
                                                                                 ------------
                                                                                    4,578,540
                                                                                 ------------
          PUERTO RICO  0.7%
  4,485   Puerto Rico Comwlth Aqueduct & Swr Auth Rev
          Rfdg............................................    5.000    07/01/15     4,073,232
  1,110   Puerto Rico Comwlth Ser A Rfdg..................    6.000    07/01/14     1,118,558
                                                                                 ------------
                                                                                    5,191,790
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Market Value
---------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  99.9%
  (Cost $665,749,434) (a)......................................................  $706,973,693
SHORT-TERM INVESTMENTS   1.0%
  (Cost $7,050,000) (a)........................................................     7,050,000
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)..................................    (6,150,126)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $707,873,567
                                                                                 ============

*Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $672,799,434; the aggregate gross unrealized appreciation is $41,714,731 and the aggregate gross unrealized depreciation is $490,472, resulting in net unrealized appreciation of $41,224,259.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $665,749,434) (Note 1).......    $706,973,693
Short-Term Investments (Cost $7,050,000) (Note 1).........................       7,050,000
Cash......................................................................          92,363
Receivables:
  Interest................................................................      13,588,777
  Investments Sold........................................................       1,270,096
Other.....................................................................          10,699
                                                                              ------------
      Total Assets........................................................     728,985,628
                                                                              ------------
LIABILITIES:
Payables:
  Securities Purchased....................................................      19,892,161
  Income Distributions -- Common and Preferred Shares.....................         502,070
  Investment Advisory Fee (Note 2)........................................         358,062
  Administrative Fee (Note 2).............................................         115,711
  Affiliates (Note 2).....................................................          21,207
Accrued Expenses..........................................................         161,639
Deferred Compensation and Retirement Plans (Note 2).......................          61,211
                                                                              ------------
      Total Liabilities...................................................      21,112,061
                                                                              ------------
NET ASSETS................................................................    $707,873,567
                                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 5,300 issued with liquidation preference of
  $50,000 per share) (Note 5).............................................    $265,000,000
                                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)............................................................         270,131
Paid in Surplus...........................................................     399,318,038
Net Unrealized Appreciation on Securities.................................      41,224,259
Accumulated Undistributed Net Investment Income...........................       1,295,737
Accumulated Net Realized Gain on Securities...............................         765,402
                                                                              ------------
      Net Assets Applicable to Common Shares..............................     442,873,567
                                                                              ------------
NET ASSETS................................................................    $707,873,567
                                                                              ============
NET ASSET VALUE PER COMMON SHARE ($442,873,567 divided
  by 27,013,149 shares outstanding).......................................    $      16.39
                                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $22,044,990
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      2,297,027
Administrative Fee (Note 2).................................        706,778
Preferred Share Maintenance (Note 5)........................        338,731
Custody.....................................................         32,746
Trustees Fees and Expenses (Note 2).........................         12,833
Legal (Note 2)..............................................          9,215
Amortization of Organizational Costs (Note 1)...............          1,793
Other.......................................................        178,379
                                                                -----------
    Total Expenses..........................................      3,577,502
                                                                -----------
NET INVESTMENT INCOME.......................................    $18,467,488
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................    $ 1,009,263
  Futures...................................................         26,452
                                                                -----------
Net Realized Gain on Securities.............................      1,035,715
                                                                -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................     46,644,990
  End of the Period.........................................     41,224,259
                                                                -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................     (5,420,731)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............    $(4,385,016)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $14,082,472
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1997
                and the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                               Six Months
                                                                    Ended          Year Ended
                                                           April 30, 1997    October 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................        $ 18,467,488        $ 37,296,419
Net Realized Gain on Securities......................           1,035,715           6,088,164
Net Unrealized Depreciation on Securities
  During the Period..................................          (5,420,731)         (3,139,021)
                                                             ------------        ------------
Change in Net Assets from Operations.................          14,082,472          40,245,562
                                                             ------------        ------------
Distributions from Net Investment Income:
  Common Shares......................................         (14,384,088)        (30,794,252)
  Preferred Shares...................................          (4,627,627)         (9,503,338)
                                                             ------------        ------------
Total Distributions..................................         (19,011,715)        (40,297,590)
                                                             ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................          (4,929,243)            (52,028)
NET ASSETS:
Beginning of the Period..............................         712,802,810         712,854,838
                                                             ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,295,737
  and $1,839,964, respectively)......................        $707,873,567        $712,802,810
                                                             ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    January 24, 1992
                               Six Months                                            (Commencement
                                 Ended              Year Ended October 31            of Investment
                               April 30,    -------------------------------------    Operations) to
                                  1997       1996      1995      1994      1993     October 31, 1992
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a)..............   $16.577     $16.579   $15.032   $17.954   $15.557       $14.792
                                 -------     -------   -------   -------   -------       -------
  Net Investment Income.......      .684       1.381     1.415     1.432     1.454         1.010
  Net Realized and Unrealized
    Gain/Loss on Securities...     (.163)       .109     1.652    (2.842)    2.424          .550
                                 -------     -------   -------   -------   -------       -------
Total from Investment
  Operations..................      .521       1.490     3.067    (1.410)    3.878         1.560
                                 -------     -------   -------   -------   -------       -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders............      .533       1.140     1.140     1.140     1.085          .595
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............      .171        .352      .380      .305      .287          .200
  Distributions from Net
    Realized Gain on
    Securities (Note 1):
    Paid to Common
      Shareholders............       -0-         -0-       -0-      .056      .083           -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............       -0-         -0-       -0-      .011      .026           -0-
                                 -------     -------   -------   -------   -------       -------
Total Distributions...........      .704       1.492     1.520     1.512     1.481          .795
                                 -------     -------   -------   -------   -------       -------
Net Asset Value, End of the
  Period......................   $16.394     $16.577   $16.579   $15.032   $17.954       $15.557
                                 =======     =======   =======   =======   =======       =======
Market Price Per Share at End
  of the Period...............   $15.250     $15.813   $15.750   $14.000   $17.375       $14.875
Total Investment Return at
  Market Price (b)............     (.19%)*     7.84%    21.15%   (13.12%)   25.40%         3.08%*
Total Return at Net Asset
  Value (c)...................     2.07%*      7.12%    18.51%    (9.99%)   23.53%         7.68%*
Net Assets at End of the
  Period (In millions)........   $ 707.9     $ 712.8   $ 712.9   $ 671.1   $ 750.0       $ 685.2
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares...............     1.61%       1.62%     1.68%     1.63%     1.59%         1.54%
Ratio of Expenses to Average
  Net Assets..................     1.01%       1.02%     1.04%     1.03%     1.01%         1.01%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d).........................     6.23%       6.24%     6.55%     6.79%     6.87%         6.71%
Portfolio Turnover............       23%*        30%       15%       20%       20%           37%*

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

* Non-annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended January 23, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $270,313, which will expire on October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997 the Trust recognized expenses of approximately $52,900 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $171,960,228 and $159,289,707, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended April 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................       -0-
Futures Opened..............................................       185
Futures Closed..............................................      (185)
                                                                 -----
Outstanding at April 30, 1997...............................       -0-
                                                                 =====

B. EMBEDDED CAP SECURITIES--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 5,300 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 1,500 shares each while Series D contains 800 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on April 30, 1997, was 3.666%. During the six months ended April 30, 1997, the rates ranged from 3.350% to 4.065%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of Van Kampen American
     Capital Distributors, Inc.